467 P-1
467 PA-1
              SUPPLEMENT DATED AUGUST 1, 2005TO THE PROSPECTUS OF
                        TEMPLETON GLOBAL LONG-SHORT FUND
                    (Franklin Templeton International Trust)
                               dated March 1, 2005

The prospectus is amended as follows:
The Management Fees language is replaced with the following:

 MANAGEMENT FEES. The Fund pays Advisers a fee for managing the Fund's assets. The fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the Fund's performance relative to its benchmark, the Morgan Stanley Capital International World Index (the "Benchmark") over a rolling 12-month period ending with the most recently completed month. The rolling 12-month period is referred to as the Performance Period.

 The first component of the fee is a base fee equal to an annual rate of 1.50% of the Fund's average daily net assets during the month that ends on the last day of the Performance Period.

The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to the Benchmark over the Performance Period. The performance adjustment is equal to a

o monthly upward adjustment of an annual rate of 0.20% for each percentage point by which the Fund's investment performance exceeds the investment record of the Benchmark over the Performance Period by at least 2.00%, or

o monthly downward adjustment of an annual rate of 0.20% for each percentage point by which the investment record of the Benchmark exceeds the Fund's investment performance over the Performance Period by at least 2.00%, with

o no performance adjustment if the relative performance of the Fund or index does not o exceed the 2.00% threshold, described above, over the performance of the index or Fund, as applicable.

The performance adjustment is subject to the following:

o a pro rata portion of the 0.20% rate adjustment, in increments of 0.01%, is applied for each 0.05% change in the differential between investment performance of the Fund and the Benchmark;

o the maximum annual fee is 2.50% of average daily net assets over each fiscal year of the Fund and the minimum annual fee is 0.50% of average daily net assets over each fiscal year of the Fund;

o the minimum and maximum annual management fee is measured at least monthly, calculated by annualizing the ratio of the total management fee (base fee plus performance adjustment) to average daily net assets for the fiscal year to date as of the last calculated net asset value, with any required adjustment recorded to Fund assets no later than the next calculated net asset value; and

o the annual rate of the performance adjustment is multiplied by the average daily net assets of the Fund averaged over the Performance Period to determine the dollar amount of the adjustment for each day of the month that ends on the last day of the Performance Period.

                         PERFORMANCE ADJUSTMENT SCHEDULE
------------------------------------------------------------------------------
 % PERFORMANCE DIFFERENCE   PERFORMANCE ADJUSTMENT
------------------------------------------------------------------------------
 Between Fund and Index          (annual rate)
 7% or more                          1.00%
 6%                                  0.80%
 5%                                  0.60%                Outperformance
 4%                                  0.40%
 3%                                  0.20%
------------------------------------------------------------------------------
 2%                                  0.00%
 1%                                  0.00%                No Performance
 0%                                  0.00%            adjustment to advisory
 -1%                                 0.00%               fee in this zone
 -2%                                 0.00%
------------------------------------------------------------------------------

                         PERFORMANCE ADJUSTMENT SCHEDULE
------------------------------------------------------------------------------
 % PERFORMANCE DIFFERENCE   PERFORMANCE ADJUSTMENT
------------------------------------------------------------------------------
 Between Fund and Index          (annual rate)
 -3                                 -0.20%
 -4%                                -0.40%
 -5%                                -0.60%               Underperformance
 -6%                                -0.80%
 -7% or less                        -1.00%

               Please keep this supplement for future reference